                                                                      [LOGO]

                                                                             / /
                                                                    AIM FLOATING
                                                                       RATE FUND
                                                              FORMERLY GT GLOBAL
                                                        FLOATING RATE FUND, INC.

                                                                             / /
                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 1998

                                                                     INVEST WITH
                                                                  DISCIPLINE-SM-

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Financial
Statements...........         F1

Views  of the  Fund's management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of   June   30,   1998,   unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

MESSAGE FROM THE CHAIRMAN


Dear Fellow Shareholder,

We are pleased to send you this semiannual report. In the time since you received your last report, there have been a few changes. Your Fund is now a part of The AIM Family of Funds-REGISTERED TRADEMARK- and has adopted the AIM name. Thanks to a vote of approval by GT Global shareholders, A I M Advisors, Inc., became the new investment advisor to GT Global Funds, effective May 29, 1998.

We believe you'll enjoy many advantages as a member of The AIM Family of Funds-REGISTERED TRADEMARK-. You'll have access to a greater variety of investment choices, and you'll benefit from AIM's commitment to excellence in shareholder service. Most of all, you'll be part of an expanded fund family that is one of the largest and most respected in the industry. A complete list of Funds included in the AIM family can be found inside the back cover of this report. If you would like more information on any of these Funds, we suggest you talk with your financial consultant to discuss their suitability for your investment objectives, risk tolerance, and asset allocation.

Though the Funds are wearing a new name, your investments will continue to seek their stated objectives and receive expert, professional management. In the report that follows, you'll find commentary from managers you know, with the depth of coverage you've come to expect.

Effective September 8, GT Global accounts will be fully integrated into the AIM Family of Funds-REGISTERED TRADEMARK-. For account information, service, and transactions, you will contact AIM's Client Services Department at 800-959-4246. Account information is also available on the AIM website at www.aimfunds.com or on our automated AIM Investor Line at 800-246-5463.

Thank you for your past support of GT Global Funds. AIM is looking forward to continuing a satisfying relationship with you and helping you reach your financial goals.

Sincerely,

/s/ Charles T. Bauer

Charles T. Bauer
Chairman
The AIM Family of Funds-REGISTERED TRADEMARK-

AIM FLOATING RATE FUND
PERFORMANCE SUMMARY

    [LOGO]

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans and senior secured debt securities that meet credit standards established by AIM and the Subadvisor, INVESCO Senior Secured Management, Inc.

       [EDGAR REPRESENTATION OF CHART]

             AIM Floating
             Rate Fund(1)        LIBOR(2)
5/01/97        0.0753            0.06
               0.0741            0.0587
               0.0754            0.0581
               0.075             0.0584
               0.0736            0.0581
               0.0727            0.0579
11/30/97       0.0719            0.0593
               0.0729            0.0591
               0.0739            0.0563
               0.0704            0.057
               0.0696            0.0575
               0.0685            0.0572
               0.0676            0.0575
6/30/98        0.069             0.0575

The chart above shows the distribution rate of AIM Floating Rate Fund since the Fund's inception, versus LIBOR. The Fund's 30-day SEC yield as of June 30, 1998, was 6.90%.

AVERAGE ANNUAL TOTAL RETURNS%(3)
JUNE 30, 1998

               WITHOUT SALES CHARGE(4)      WITH SALES CHARGE
               1-YEAR     LIFE OF FUND      1-YEAR     LIFE OF FUND
FLOATING RATE  7.42       7.48              4.42       5.35

(1) The Fund began operations on May 1, 1997.

(2) LIBOR - The London Interbank Offered Rate (LIBOR) is the interest rate the world's most creditworthy banks charge one another for large loans. Used worldwide as a base interest rate for loans made to major commercial and industrial corporations.

(3) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(4) Performance data do not reflect the maximum 3% early withdrawal charge, which, if included, would have reduced performance quoted.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please note that the performance quoted is for a limited period of time.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

INTERVIEW WITH PORTFOLIO MANAGEMENT TEAM

Q HOW DID THE FUND PERFORM?

A The Fund continued to provide attractive income while maintaining relative stability of net asset value. As of June 30, 1998, the Fund's 30-day distribution rate and 30-day yield, as defined by the SEC, were both 6.90%. By comparison, the London InterBank Offered Rate (LIBOR) was 5.69%. LIBOR is the interest rate that many of the world's most creditworthy banks charge one another for large loans. It is used worldwide as a base interest rate for loans to major commercial and industrial corporations.

NEW ISSUE VOLUME RISES DRAMATICALLY

[EDGAR REPRESENTATION OF CHART]

1992    $39.50bn
1993    $28.18
1994    $81.10
1995   $101.30
1996   $134.80
1997   $193.00

NEW ISSUANCE OF LEVERAGED FLOATING RATE LOANS HAS ACCELERATED DRAMATICALLY OVER THE PAST SIX YEARS, CREATING AN EXPANDING RANGE OF OPPORTUNITIES FOR INVESTORS SEEKING HIGH INCOME AND RELATIVE PRICE STABILITY. THIS INCREASE IN NEW LOAN VOLUME UNDERSCORES THE NEED FOR SUPERIOR CREDIT ANALYSIS TO IDENTIFY THE BEST AVAILABLE LOANS FROM THE UNIVERSE OF CHOICES AVAILABLE.

Source: Loan Pricing Corp/Gold Sheets December 1997


Six-month cumulative total return for the Fund was 3.52% excluding sales charges. During the reporting period, net asset value per share remained within the relatively narrow range of $10.00 to $10.02. While the Fund attempts to maintain a relatively stable net asset value, floating rate investments should not be confused with money market funds, and the Fund will not maintain a stable NAV.

Q WHAT ARE SENIOR SECURED FLOATING RATE LOANS?

A Senior secured floating rate loans are made by banks and financial institutions to corporations. Typically, they carry the highest priority claim on the company's assets and earnings. These loans are generally backed by such collateral as stock, property, or equipment, which can be sold to meet debt obligations. Usually, companies use these loans for highly leveraged transactions such as acquisitions, restructurings, or recapitalizations.

Between 1992 and 1997, new issuance of these loans increased from $39.5 billion to $193 billion, as shown by the adjacent chart.
Simultaneously, while the market for these loans is relatively small, it has expanded rapidly. In 1997, $63 billion of these loans were traded.

Q WHAT MAKES THESE LOANS AN ATTRACTIVE INVESTMENT OPTION?

A They offer the potential for high current income while maintaining relatively greater price stability than other asset classes. Historically, the interest rates of these loans have been 2.5% to 3% above LIBOR. Moreover, the interest rates on these loans are adjusted periodically, usually every 30 to 45 days, to reflect changes in LIBOR. Consequently, the value of these loans, in comparison to investments with fixed interest rates, is less susceptible to fluctuations in the prevailing interest-rate environment. The senior status of these loans also helps preserve their market price.

The primary risk associated with senior secured floating rate loans is credit risk. Most of these loans are below investment-grade quality as measured by Standard & Poor's Corporation (S&P) and Moody's Investors Service, two widely known credit-rating

INTERVIEW WITH PORTFOLIO MANAGEMENT TEAM CONTINUED




agencies. However, the default rate on these loans has been relatively low-about 1% over the past 10 years. Additionally, in cases where companies have defaulted on their loans, creditors have recovered more than 80% of their investment because of the senior status of these debt obligations.

We endeavor to reduce credit risk by employing a rigorous process for selecting loans to include in the portfolio.

Q HOW DOES THE SELECTION PROCESS WORK?

A We have established long-term relationships with banks and financial institutions, giving us access to a considerable amount of valuable information on a wide variety of available loans. In assessing a loan, we conduct an extensive bottom-up credit analysis of the company. This analysis includes an assessment of the company's management, the corporation's position within its particular industry, the company's prospects, its dependence on various markets worldwide, its financial sponsor, and its overall financial flexibility.

After this process is completed, we conduct an analysis of the loan to assess its value relative to similar types of investments and to determine how well it might trade in the market. If our overall assessment is favorable, we will then make a decision to purchase the loan.

Q DOES THE EVALUATION PROCESS STOP AT THAT POINT?

A No, we closely monitor each investment in the portfolio. Senior secured floating rate loans typically are not publicly traded, but are placed privately with institutional investors. Consequently, we sign confidentiality agreements for each financing. We get information, such as financial reports, directly from the companies represented in the portfolio, usually on a monthly basis. Additionally, the borrower is generally bound by an agreement with rigorous stipulations. As a result, if a company develops a problem in meeting its debt obligation, we can react quickly and have the company resolve it, usually well before the loan reaches the default stage.

Q HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A We had 46 loans in the portfolio, representing 19 different industries. The largest holding was Capstar Broadcasting, a major mid-market radio company in the U.S. Other holdings in the portfolio included Coinmach Laundry, a leading supplier of coin-operated laundry equipment and services; Huntsman, a manufacturer of industrial chemicals, petrochemicals, and specialty chemicals used in plastics and packaging; and Patriot American Hospitality, a real estate investment trust with more than 200 owned, managed, leased and franchised hotels and resorts.

Q WHAT IS YOUR OUTLOOK?

A In the U.S., we believe economic fundamentals are favorable for most types of investments, including senior secured floating rate loans. The economy is growing at a healthy pace but without significant inflation. However, Federal Reserve Board Chairman Alan Greenspan, speaking before Congress in July, warned that a tight labor market could accelerate inflation. If inflation and interest rates do rise, it could add to the attractiveness of senior secured floating rate loans as an investment option.

Analysts estimate that about $300 billion in new senior secured floating rate loans will be issued next year. At the same time, more participants are expected to enter the market for these loans. We believe these developments will improve liquidity in the market and further enhance the price stability of this asset class.

SECTOR ALLOCATION OF NET ASSETS %
JUNE 30, 1998

Leisure and Tourism                 15.7
Broadcasting & Publishing           11.4
Business & Public Services           7.2
Auto Parts                           7.2
Health Care Services                 7.0
Consumer Services                    6.8
Chemicals                            6.4
Office Equipment                     4.6
Appliances & Household Durables      4.5
Transportation - Shipping            3.6
Plastics & Rubber                    3.5
Pharmaceuticals                      3.2
Paper/Packaging                      2.7
Coal                                 2.6
Wireless Communications              2.3
Retailers - Food                     2.3
Metals - Steel                       1.6
Medical Technology & Supplies        1.2
Textiles & Apparel                   1.1
Short Term & Other                   5.1

Allocations will change based on current market conditions. A complete listing of holdings and allocation may be found in the Financial Statements section of this report.

AIM FLOATING RATE FUND

                                                             % of
KEY PORTFOLIO HOLDINGS(5)                                 Net Assets
CAPSTAR BROADCASTING CORP.                                   4.6
COINMACH LAUNDRY CORP.                                       4.6
PATRIOT AMERICAN HOSPITALITY                                 3.9
INTESYS TECHNOLOGIES, INC.                                   3.5
KSL RECREATION GROUP, INC.                                   2.9
WHITE KNIGHT BROADCASTING, INC.                              2.5
AMERICAN AXLE & MANUFACTURING OF MICHIGAN, INC.              2.3
COMMNET CELLULAR, INC.                                       2.3
BRIDGE INFORMATION SYSTEMS, INC.                             2.3
PARAGON HEALTH NETWORK, INC.                                 2.3
THE IMPERIAL HOME DECOR GROUP                                2.3

(5) Holdings represent senior secured corporate loans and/or senior secured debt securities made to or issued by these companies.
There can be no assurance the Fund will continue to hold these securities.

AIM FLOATING
RATE FUND
(FORMERLY
GT GLOBAL FLOATING
RATE FUND, INC.)

FINANCIAL
STATEMENTS

                     AIM FLOATING RATE FUND -- CONSOLIDATED
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                               MOODY'S     PRINCIPAL       VALUE         % OF NET
SENIOR SECURED FLOATING RATE INTERESTS{.:}{/\}                  RATING      AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Leisure & Tourism (15.7%)
  Patriot American Hospitality, Inc.: .......................   NR                                           3.9
    Term loan B due 3/31/03 .................................               5,625,000   $  5,625,000
    Term loan due 3/31/00 ...................................               1,488,971      1,487,109
    Term loan due 3/31/99 ...................................               1,323,529      1,321,875
  KSL Recreation Group, Inc.: ...............................   B2                                           2.9
    Revolving Credit due 4/30/03 ............................               2,395,102      2,384,635
    Term loan B due 4/30/06 .................................               1,944,643      1,949,504
    Term loan A due 4/30/05 .................................               1,944,643      1,947,074
  Interval International Corp.: .............................   B2                                           2.0
    Term loan B due 12/16/05 ................................               2,114,375      2,113,064
    Term loan C due 12/15/06 ................................               2,114,375      2,113,064
  The Resort at Summerlin, Inc.: ............................   B1                                           1.8
    Term loan A due 3/31/04 .................................               4,000,000      3,970,000
  Extended Stay America, Inc.: ..............................   NR                                           1.7
    Term loan B due 12/31/03 ................................               3,750,000      3,754,688
  ASC-West, Inc.: ...........................................   B1                                           1.6
    Term loan due 5/31/06 ...................................               3,571,429      3,569,214
  Aladdin Gaming, LLC.: .....................................   B2                                           1.1
    Term loan C due 2/26/08 .................................               2,222,222      2,219,444
    Term loan B due 8/26/06 .................................                 277,778        277,258
  ASC East, Inc.: ...........................................   B1                                           0.7
    Term loan due 5/31/06 ...................................               1,428,571      1,427,686
                                                                                        ------------
                                                                                          34,159,615
                                                                                        ------------
Broadcasting & Publishing (11.4%)
  Capstar Broadcasting Corp.: ...............................   B3                                           4.6
    Term loan B due 5/28/05 .................................              10,000,000     10,000,000
  White Knight Broadcasting, Inc.: ..........................   B1                                           2.5
    Term loan B due 9/30/05 .................................               5,390,244      5,390,244
  21st Century Newspapers, Inc.: ............................   Ba3                                          2.3
    Term loan due 9/15/05 ...................................               4,987,500      4,975,031
  Comcorp Broadcasting, Inc.: ...............................   B1                                           1.4
    Term loan B due 9/30/05 .................................               2,987,805      2,985,952
  Affinity Group: ...........................................   Ba1                                          0.6
    Term loan due 3/31/02 ...................................               1,000,000        999,380
    Revolving Credit due 3/31/02 ............................                 236,111        235,965
                                                                                        ------------
                                                                                          24,586,572
                                                                                        ------------
Business & Public Services (7.2%)
  Bridge Information Systems, Inc.: .........................   B1                                           2.3
    Term loan due 5/29/05 ...................................               5,000,000      5,000,000
  Omni Services, Inc.: ......................................   NR                                           2.3
    Axel loan due 10/30/05 ..................................               4,950,000      4,962,375
  Decision One Corp.: .......................................   B1                                           1.4
    Term loan B due 8/6/05 ..................................               2,977,500      2,932,838
  Safety-Kleen Services Inc.: ...............................   Ba3                                          1.2
    Term loan C due 4/3/05 ..................................               1,363,636      1,366,200
    Term loan B due 4/3/04 ..................................               1,363,636      1,365,341
                                                                                        ------------
                                                                                          15,626,754
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F1

                     AIM FLOATING RATE FUND -- CONSOLIDATED
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                               MOODY'S     PRINCIPAL       VALUE         % OF NET
SENIOR SECURED FLOATING RATE INTERESTS{.:}{/\}                  RATING      AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Auto Parts (7.2%)
  American Axle & Manufacturing of Michigan, Inc.: ..........   Ba3                                          2.3
    Term loan due 4/30/06 ...................................               5,000,000   $  5,009,400
  Federal-Mogul Corp.: ......................................   Ba2                                          2.1
    Term loan B due 12/31/05 ................................               4,500,000      4,505,625
  Joan Fabric Corp.: ........................................   B1                                           1.4
    Term loan B due 6/30/05 .................................               1,962,632      1,967,538
    Term loan C due 6/30/06 .................................               1,020,000      1,023,825
  Cambridge Industries, Inc.: ...............................   B1                                           1.4
    Term loan B due 6/30/05 .................................               2,985,000      2,988,731
                                                                                        ------------
                                                                                          15,495,119
                                                                                        ------------
Health Care Services (7.0%)
  Paragon Health Network, Inc.: .............................   B1                                           2.3
    Term loan B due 3/31/05 .................................               2,500,000      2,500,000
    Term loan C due 3/31/06 .................................               2,500,000      2,500,000
  MedPartners, Inc.: ........................................   B1                                           2.3
    Term loan B due 6/8/01 ..................................               5,000,000      4,968,750
  Genesis Health Ventures, Inc.: ............................   Ba3                                          1.6
    Term loan B due 9/30/04 .................................               1,654,166      1,659,345
    Term loan C due 6/30/05 .................................               1,650,000      1,655,165
  The Multicare Companies, Inc.: ............................   B1                                           0.8
    Term loan B due 9/30/04 .................................               1,240,625      1,244,508
    Term loan C due 6/1/05 ..................................                 412,500        413,791
                                                                                        ------------
                                                                                          14,941,559
                                                                                        ------------
Consumer Services (6.8%)
  Coinmach Laundry Corp.: ...................................   Ba3                                          4.6
    Term loan B due 6/30/05 .................................               9,975,000      9,981,284
  The Boyds Collection, Ltd.: ...............................   Ba3                                          2.2
    Term loan B due 4/21/06 .................................               4,850,000      4,837,875
                                                                                        ------------
                                                                                          14,819,159
                                                                                        ------------
Chemicals (6.4%)
  Huntsman Specialty Chemicals Corp.: .......................   Ba2                                          2.3
    Term loan due 3/15/07 ...................................               2,727,273      2,734,091
    Term loan C due 3/15/05 .................................               2,250,000      2,254,230
  Huntsman Corp.: ...........................................   Ba3                                          2.3
    Term loan B due 6/30/04 .................................               4,950,000      4,956,188
  Sterling Pulp Chemicals (SASK) Ltd.: ......................   B1                                           1.8
    Term loan B due 6/30/05 .................................               3,935,996      3,935,996
                                                                                        ------------
                                                                                          13,880,505
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F2

                     AIM FLOATING RATE FUND -- CONSOLIDATED
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                               MOODY'S     PRINCIPAL       VALUE         % OF NET
SENIOR SECURED FLOATING RATE INTERESTS{.:}{/\}                  RATING      AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Office Equipment (4.6%)
  Dictaphone Corp.: .........................................   B3                                           2.3
    Term loan B due 6/30/02 .................................               2,500,000   $  2,493,750
    Term loan C due 12/31/02 ................................               2,500,000      2,481,250
  Genicom Corp.: ............................................   B1                                           2.3
    Term loan B due 9/5/04 ..................................               4,906,250      4,909,341
                                                                                        ------------
                                                                                           9,884,341
                                                                                        ------------
Appliances & Household Durables (4.5%)
  The Imperial Home Decor Group: ............................   Ba3                                          2.3
    Term loan B due 3/13/05 .................................               3,300,000      3,300,000
    Term loan C due 3/13/06 .................................               1,700,000      1,700,000
  Goodman Manufacturing Company, L.P.: ......................   Ba3                                          2.2
    Term loan C due 9/30/05 .................................               2,389,087      2,396,565
    Term loan B due 9/30/04 .................................               2,389,087      2,395,060
                                                                                        ------------
                                                                                           9,791,625
                                                                                        ------------
Transportation - Shipping (3.6%)
  American Commercial Lines: ................................   Ba2                                          2.3
    Term loan C due 6/30/07 .................................               2,883,436      2,883,436
    Term loan B due 6/30/06 .................................               2,116,564      2,116,564
  Atlas Freighter Leasing, Inc.: ............................   Ba3                                          1.3
    Term loan due 5/29/04 ...................................               2,918,108      2,910,813
                                                                                        ------------
                                                                                           7,910,813
                                                                                        ------------
Plastics & Rubber (3.5%)
  Intesys Technologies, Inc.: ...............................   NR                                           3.5
    Term loan due 6/30/06 ...................................               7,500,000      7,500,000
                                                                                        ------------
Pharmaceuticals (3.2%)
  Leiner Health Products Group: .............................   Ba3                                          2.1
    Term loan C due 12/30/05 ................................               4,473,736      4,473,736
  Endo Pharmaceuticals, Inc.: ...............................   B1                                           1.1
    Term loan B due 6/30/04 .................................               2,452,381      2,455,446
                                                                                        ------------
                                                                                           6,929,182
                                                                                        ------------
Paper/Packaging (2.7%)
  Crown Paper Co.: ..........................................   Ba3                                          1.4
    Term loan due 8/23/03 ...................................               2,969,466      2,991,737
  Stone Container International Services, Inc.: .............   Ba3                                          1.3
    Term loan E due 10/1/03 .................................               2,913,238      2,916,880
                                                                                        ------------
                                                                                           5,908,617
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                     AIM FLOATING RATE FUND -- CONSOLIDATED
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                               MOODY'S     PRINCIPAL       VALUE         % OF NET
SENIOR SECURED FLOATING RATE INTERESTS{.:}{/\}                  RATING      AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Coal (2.6%)
  P & L Coal Holdings Corp.: ................................   NR                                           1.4
    Term loan B due 6/9/06 ..................................               3,000,000   $  3,009,390
  Centennial Resoures, Inc.: ................................   B2                                           1.2
    Term loan B due 3/31/04 .................................               1,966,667      1,809,333
    Term loan A due 3/31/02 .................................                 850,000        782,000
                                                                                        ------------
                                                                                           5,600,723
                                                                                        ------------
Wireless Communications (2.3%)
  Commnet Cellular, Inc.: ...................................   B1                                           2.3
    Term loan D due 9/30/07 .................................               3,252,003      3,254,082
    Term loan C due 3/31/07 .................................               1,161,440      1,161,800
    Term loan B due 9/30/06 .................................                 586,527        586,527
                                                                                        ------------
                                                                                           5,002,409
                                                                                        ------------
Retailers-Food (2.3%)
  Star Markets, Inc.: .......................................   Ba3                                          2.3
    Term Loan C due 12/31/02 ................................               4,954,088      4,957,209
                                                                                        ------------
Metals - Steel (1.6%)
  Acme Metals, Inc.: ........................................   B1                                           1.6
    Term loan due 12/1/05 ...................................               3,490,000      3,450,738
                                                                                        ------------
Medical Technology & Supplies (1.2%)
  Sterling Diagnostic Imaging, Inc.: ........................   B1                                           1.2
    Term loan due 6/30/05 ...................................               2,500,000      2,504,700
                                                                                        ------------
Textiles & Apparel (1.1%)
  Sun Apparel, Inc.: ........................................   B1                                           1.1
    Term loan B due 9/30/04 .................................               2,500,000      2,493,750
                                                                                        ------------       -----

TOTAL SENIOR SECURED FLOATING RATE INTERESTS (cost
 $205,667,102) ..............................................                            205,443,390        94.9
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F4

                     AIM FLOATING RATE FUND -- CONSOLIDATED
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1998, with State Street Bank & Trust Co.,
   due July 1, 1998, for an effective yield of 5.70%,
   collateralized by $9,000,000 U.S. Treasury Notes, 5.875%
   due 1/31/99 (market value of collateral is $9,236,250
   including accrued interest). (cost $9,051,000) ...........                           $  9,051,000         4.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $214,718,102)  * ....................                            214,494,390        99.1
Other Assets and Liabilities ................................                              1,852,089         0.9
                                                                                        ------------       -----

NET ASSETS ..................................................                           $216,346,479       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {.:} Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank. Senior secured floating rate interests are, at present, not readily marketable and may be subject to restrictions on resale.
       {/\} Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
          * For Federal income tax purposes, cost is $214,718,102 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     237,068
                 Unrealized depreciation:              (460,780)
                                                  -------------
                 Net unrealized depreciation:     $    (223,712)
                                                  -------------
                                                  -------------

    Abbreviation:
    NR--Not rated

    The accompanying notes are an integral part of the financial statements.

                                       F5

                     AIM FLOATING RATE FUND -- CONSOLIDATED
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

Assets:
  Investments at value (cost $214,718,102) (Note 1).................................................  $ 214,494,390
  U.S. currency.....................................................................................            241
  Interest receivable...............................................................................      1,771,710
  Receivable for Fund shares sold...................................................................      1,208,733
  Receivable from A I M Advisors, Inc. (Note 2).....................................................        191,336
  Unamortized organizational costs (Note 1).........................................................        162,784
  Receivable for securities sold....................................................................         59,839
  Miscellaneous receivable..........................................................................         45,610
                                                                                                      -------------
    Total assets....................................................................................    217,934,643
                                                                                                      -------------
Liabilities:
  Payable for distribution..........................................................................        658,451
  Deferred facility fees (Note 1)...................................................................        408,090
  Payable for investment management and administration fees (Note 2)................................        383,966
  Payable for professional fees.....................................................................         73,701
  Payable for securities purchased..................................................................         19,913
  Payable for transfer agent fees (Note 2)..........................................................         16,045
  Payable for Directors' and Trustees' fees and expenses (Note 2)...................................          7,306
  Payable for registration and filing fees..........................................................          6,090
  Payable for fund accounting fees (Note 2).........................................................          5,224
  Payable for custodian fees........................................................................          5,077
  Payable for printing and postage expenses.........................................................          3,064
  Other accrued expenses............................................................................          1,137
                                                                                                      -------------
    Total liabilities...............................................................................      1,588,064
                                                                                                      -------------
  Minority interest (Note 1)........................................................................            100
                                                                                                      -------------
Net assets..........................................................................................  $ 216,346,479
                                                                                                      -------------
                                                                                                      -------------
  Net asset value and offering price per share ($216,346,479 DIVIDED BY 21,626,238 shares
   outstanding).....................................................................................  $       10.00
                                                                                                      -------------
                                                                                                      -------------
Net assets consist of:
  Paid in capital (Note 4)..........................................................................  $ 216,441,274
  Accumulated net realized gain on investments (Note 1).............................................        128,917
  Net unrealized depreciation of investments........................................................       (223,712)
                                                                                                      -------------
Total -- representing net assets applicable to shares of common stock outstanding...................  $ 216,346,479
                                                                                                      -------------
                                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

                                       F6

                     AIM FLOATING RATE FUND -- CONSOLIDATED
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

                            STATEMENT OF OPERATIONS

                   Six months ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

Investment income:
  Interest income.....................................................................................  $8,149,334
  Facility fees earned................................................................................     94,501
  Interest expense (Note 1)...........................................................................    (11,594)
                                                                                                        ---------
    Total investment income...........................................................................  8,232,241
                                                                                                        ---------
Expenses:
  Investment management and administration fees (Note 2)..............................................  1,167,736
  Professional fees...................................................................................    174,150
  Printing and postage expenses.......................................................................     87,198
  Transfer agent fees (Note 2)........................................................................     81,450
  Registration and filing fees........................................................................     40,550
  Fund accounting fees (Note 2).......................................................................     29,243
  Directors' and Trustees' fees and expenses (Note 2).................................................     22,140
  Amortization of organization costs (Note 1).........................................................     21,060
  Custodian fees......................................................................................      2,130
  Other expenses......................................................................................     29,783
                                                                                                        ---------
    Total expenses before reimbursement...............................................................  1,655,440
      Expenses reimbursed by A I M Advisors, Inc. (Note 2)............................................   (191,336)
                                                                                                        ---------
    Total net expenses................................................................................  1,464,104
                                                                                                        ---------
Net investment income.................................................................................  6,768,137
                                                                                                        ---------
Net realized and unrealized loss on investments: (Note 1)
  Net realized loss on investments....................................................................    (21,638)
  Net unrealized depreciation on investments..........................................................   (345,293)
                                                                                                        ---------
Net realized and unrealized loss on investments.......................................................   (366,931)
                                                                                                        ---------
Net increase in net assets resulting from operations..................................................  $6,401,206
                                                                                                        ---------
                                                                                                        ---------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                     AIM FLOATING RATE FUND -- CONSOLIDATED
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                          MAY 1, 1997
                                                         (COMMENCEMENT
                                           SIX MONTHS          OF
                                              ENDED      OPERATIONS) TO
                                          JUNE 30, 1998   DECEMBER 31,
                                           (UNAUDITED)        1997
                                          -------------  --------------
Increase in net assets
Operations:
  Net investment income.................   $ 6,768,137    $  5,351,450
  Net realized gain (loss) on
   investments..........................       (21,638)        150,555
  Net change in unrealized appreciation
   (depreciation) of investments........      (345,293)        121,581
                                          -------------  --------------
    Net increase in net assets resulting
     from operations....................     6,401,206       5,623,586
                                          -------------  --------------
Distributions to shareholders: (Note 1)
  From net investment income............    (6,768,137)     (5,351,450)
                                          -------------  --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................    66,790,322     168,538,536
  Decrease from capital shares
   repurchased..........................   (11,774,053)     (7,213,531)
                                          -------------  --------------
    Net increase from capital share
     transactions.......................    55,016,269     161,325,005
                                          -------------  --------------
Total increase in net assets............    54,649,338     161,597,141
Net assets:
  Beginning of period...................   161,697,141         100,000
                                          -------------  --------------
  End of period *.......................   $216,346,479   $161,697,141
                                          -------------  --------------
                                          -------------  --------------
   * Includes undistributed net
   investment income of.................   $        --    $         --
                                          -------------  --------------
                                          -------------  --------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                     AIM FLOATING RATE FUND -- CONSOLIDATED
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

                            STATEMENT OF CASH FLOWS

                   Six months ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

Cash Provided by Operating Activities:
  Net increase in net assets resulting from operations......  $     6,401,206
    Increase in receivables.................................         (661,957)
    Increase in payables....................................          425,161
    Net realized and unrealized gain on investments.........          366,931
    Increase in deferred facility fees......................          219,094
    Decrease in unamortized organization costs..............           21,060
                                                              ---------------
      Net cash provided by operating activities.............        6,771,495
                                                              ---------------
Cash Used for Investing Activities:
  Proceeds from principal payments and sales of senior
   secured floating rate interests..........................       81,672,678
  Purchases of senior secured floating rate interests.......     (130,309,838)
  Purchases of short-term investments.......................   (2,069,611,000)
  Proceeds from sales and maturities of short-term
   investments..............................................    2,062,163,000
                                                              ---------------
      Net cash used in investing activities.................      (56,085,160)
                                                              ---------------
Cash Provided by Financing activities:
  Proceeds from capital shares sold and reinvested..........       64,889,819
  Disbursements from capital shares repurchased.............      (11,774,053)
  Dividends paid to shareholders............................       (3,802,002)
  Proceeds from bank line of credit.........................       38,416,000
  Repayment of proceeds from bank line of credit............      (38,416,000)
                                                              ---------------
      Net cash provided by financing activities.............       49,313,764
                                                              ---------------
  Net increase in cash......................................               99
  Cash at Beginning of Period...............................              142
                                                              ---------------
  Cash at End of Period.....................................  $           241
                                                              ---------------
                                                              ---------------
Non-Cash Financing Activities:
  Value of capital shares issued in reinvestment of
   dividends paid to shareholders...........................  $     2,966,135
                                                              ---------------
                                                              ---------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                     AIM FLOATING RATE FUND -- CONSOLIDATED
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         MAY 1, 1997
                                          SIX MONTHS    (COMMENCEMENT
                                             ENDED      OF OPERATIONS)
                                           JUNE 30,           TO
                                             1998        DECEMBER 31,
                                          (UNAUDITED)        1997
                                          -----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   10.02      $   10.00
                                          -----------  ----------------
Income from investment operations:
  Net investment income.................        0.35           0.46
  Net realized and unrealized gain
   (loss) on investments................       (0.02)          0.02
                                          -----------  ----------------
    Net increase from investment
     operations.........................        0.33           0.48
                                          -----------  ----------------
Distributions to shareholders:
  From net investment income............       (0.35)         (0.46)
                                          -----------  ----------------
Net asset value, end of period..........   $   10.00      $   10.02
                                          -----------  ----------------
                                          -----------  ----------------

Total investment return (c).............        3.52%(b)         5.04 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 216,346      $ 161,697
Ratio of net investment income to
 average net assets:
  With expense reimbursement (Note 2)...        6.92%(a)         7.26 % (a)
  Without expense reimbursement.........        6.73%(a)         6.24 % (a)
Ratio of operating expense to average
 net assets:
  With expense reimbursement (Note 2)...        1.50%(a)         1.50 % (a)
  Without expense reimbursement.........        1.69%(a)         2.52 % (a)
Ratio of interest expense to average net
 assets.................................        0.01%(a)         0.15 % (a)
Portfolio turnover rate.................          92%(a)          118 % (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                             AIM FLOATING RATE FUND
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

                                    NOTES TO
                              FINANCIAL STATEMENTS
                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Floating Rate Fund (the "Fund" formerly, GT Global Floating Rate Fund, Inc.) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a continuously offered non-diversified, closed-end management investment company.

The Fund invests all of its investable assets in the Floating Rate Portfolio ("Portfolio"). The Portfolio is organized as a Delaware business trust and is registered under the 1940 Act as a non-diversified, closed-end management investment company.

The Portfolio has investment objectives, policies, and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and the Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through June 30, 1998, all of the beneficial interest in the Portfolio was owned either by the Fund or INVESCO
(NY), Inc., ("INVESCO (NY)"), the Portfolio's investment sub-sub-advisor and the Fund's sub-sub-administrator, which has a nominal ($100) investment in the Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Portfolio invests primarily in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by INVESCO Senior Secured Management, Inc., (the "Sub-Adviser" formerly, Chancellor LGT Senior Secured Management, Inc.)

When possible, A I M Advisors, Inc., ("AIM" or the "Manager") or Sub-Adviser will rely on quotations provided by banks, dealers or pricing services with respect to Corporate Loans and Corporate Debt Securities. Whenever it is not possible to obtain such quotes, the Sub-Adviser, subject to guidelines reviewed by the Portfolio's Board of Trustees, values the Corporate Loans and Corporate Debt Securities at Fair Value, which approximates market value. In valuing a Corporate Loan or Corporate Debt Security, the Sub-Adviser considers, among other factors, (i) the creditworthiness of the U.S. or non-U.S. Company borrowing or issuing Corporate Debt Securities ("Borrower") and any intermediate loan participants, (ii) the current interest rate, period until next interest rate reset and maturity of the Corporate Loan or Corporate Debt Security, (iii) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

(B) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(C) SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. The Portfolio may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(D) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains.

(E) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders from net investment income are declared daily and paid or reinvested monthly. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(F) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund or Portfolio in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $212,350. These

                                      F11

                             AIM FLOATING RATE FUND
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

expenses are being amortized on a straightline basis over a five-period period.

(G) RESTRICTED SECURITIES
The Portfolio may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by a nationally recognized statistical rating organization, or in comparable unrated securities. The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(H) SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS
The Portfolio may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Portfolio on such interests or securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Portfolio will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Portfolio has set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

(I) INVESTMENT INCOME
Investment income is recorded on an accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded when received. Facility fees received are recognized as income ratably over the expected life of the loan. Market discounts are accreted over the stated life of each applicable security.

(J) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On June 30, 1998, the Fund had no loans outstanding.

For the period ended June 30, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $2,799,958 with a weighted average interest rate of 6.21%. Interest expense for the period ended June 30, 1998, was $11,594.

2. RELATED PARTIES
The Manager is the investment manager and administrator for the Fund and Portfolio, and INVESCO Senior Secured Management, Inc. (formerly, Chancellor LGT Senior Secured Management, Inc.) is the Portfolio's investment sub-adviser and sub-administrator ("Sub-Adviser"), and INVESCO (NY), Inc. (formerly Chancellor LGT Asset Management, Inc.) is the Portfolio's sub-sub-adviser and sub-sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") and Chancellor LGT Senior Secured Management, Inc. ("Senior Secured"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT, Senior Secured and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO
(NY), Inc., Senior Secured was renamed INVESCO Senior Secured Management, Inc., and each of them is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, the Manager, an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment manager and administrator of the Fund and Portfolio, INVESCO Senior Secured Asset Management, Inc. became the sub-advisor and sub-administrator of the Portfolio, and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Fund, and the sub-sub-adviser and sub-sub-administrator of the Portfolio, and AIM Distributors, Inc. ("AIM Distributors") became the Fund's distributor. All of the changes became effective as of the close of business on May 29, 1998.

The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.95% of the Portfolio's average daily net assets. The Fund pays administration fees at the annualized rate of .25% of its average daily net assets to Invesco (NY).

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global") served as the Fund's distributor.

Certain redemptions of common shares made within four years of purchase are subject to an early withdrawal charge, in accordance with the Fund's current prospectus. For the period ended June 30, 1998, AIM Distributors and GT Global collected early withdrawal charges in the amounts of $77,636 and $77,982, respectively for the Fund.

The Manager and AIM Distributors have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.50% of the average daily net assets of the Fund.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and AIM Distributors, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per

                                      F12

                             AIM FLOATING RATE FUND
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services is also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund and Portfolio. The Fund and Portfolio pay a monthly fee for these services to the Manager at the annualized rate, respectively of .02% and .01% of their average daily net assets.

The Fund pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee. The Portfolio pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

3. PURCHASES AND SALES OF SECURITIES
For the period ended June 30, 1998, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $130,329,751 and $81,577,130, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the period ended June 30, 1998.

4. CAPITAL SHARES
At June 30, 1998, the Fund is authorized to issue 1 billion shares of capital stock, $0.001 par value, all of which is classified as Common Stock.


                                                                   SIX MONTHS ENDED        MAY 1, 1997 (COMMENCEMENT
                                                                     JUNE 30, 1998             OF OPERATIONS) TO
                                                                      (UNAUDITED)              DECEMBER 31, 1997
                                                              ---------------------------  -------------------------
                                                                SHARES         AMOUNT        SHARES       AMOUNT
                                                              -----------  --------------  ----------  -------------
Shares sold.................................................    6,374,377  $   63,824,187  16,621,817  $ 166,317,980
Shares issued in connection with reinvestment of
  distributions.............................................      295,413       2,966,135     221,712      2,220,556
                                                              -----------  --------------  ----------  -------------
                                                                6,669,790      66,790,322  16,843,529    168,538,536
Shares repurchased..........................................   (1,177,089)    (11,774,053)   (719,992)    (7,213,531)
                                                              -----------  --------------  ----------  -------------
Net increase................................................    5,492,701  $   55,016,269  16,123,537  $ 161,325,005
                                                              -----------  --------------  ----------  -------------
                                                              -----------  --------------  ----------  -------------

5. AFFILIATED SHAREHOLDER
As of June 30, 1998, AIM Advisors, Inc., AIM Distributors and their affiliates owned approximately 6.88% of the Fund's outstanding shares of Common Stock.

6. UNFUNDED LOAN INTEREST
As of June 30, 1998, the Fund had unfunded loan commitments of $3,909,603, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                UNFUNDED
BORROWER                                       COMMITMENTS
---------------------------------------------  -----------
Affinity Group...............................  $1,013,889
Extended Stay America Inc....................   1,250,000
KLS Recreation Group, Inc....................   1,645,714

7. TENDER OFFER
The Fund's Board of Directors considers each quarter the making of Tender Offers which are offers to repurchase all or a portion of its shares of Common Stock from stockholders at a price per share equal to the net asset value per share of the Fund's Common Stock determined at the close of business on the day an offer terminates. Shares of Common Stock held less than four years and which are repurchased by the Fund pursuant to Tender Offers will be subject to an early withdrawal charge of up to 3% of the lesser of the then current net asset value or the original purchase price of the Common Stock being tendered.

8. INTERMEDIATE LOAN PARTICIPANTS
The portfolio invests primarily in senior secured corporate loans from US or non-US companies ("Borrowers"). The investment of the Portfolio may take the form of participation interests or assignments. When the Portfolio purchases a participation interest from a syndicate of lenders ("Lenders"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Portfolio would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the participation. As such, the Portfolio is subject to the credit risk of the Borrower, the Agent Bank, and Lender who sold the participation interest.

                                      F13

                             AIM FLOATING RATE FUND
                 (FORMERLY GT GLOBAL FLOATING RATE FUND, INC.)

                                     NOTES

--------------------------------------------------------------------------------

The AIM Family of Funds-REGISTERED TRADEMARK-


GROWTH FUNDS
AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Growth Fund(2)
AIM Select Growth Fund(3)
AIM Small Cap Equity Fund(2)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM America Value Fund(2)
AIM Balanced Fund
AIM Charter Fund

INCOME FUNDS
AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of  Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)

GLOBAL GROWTH FUNDS
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)

GLOBAL GROWTH & INCOME FUNDS
AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund

GLOBAL INCOME FUNDS
AIM Global Government Income Fund(2)
AIM Global High Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)

THEME FUNDS
AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM New Dimension Fund(2)


(1)AIM Aggressive Growth Fund closed to new investors on June 5, 1997.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. For more complete information about any AIM Fund, including sales charges and expenses, obtain the appropriate prospectus(es) from your financial consultant. Please read the prospectus(es) carefully before you invest or send money.

[LOGO] www.aimfunds.com   A I M Distributors, Inc.   INVEST WITH DISCIPLINE-SM-